UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  0-10909                     22-2343568
        --------                  -------                     ----------
    (State Or Other              (Commission                (IRS Employer
     Jurisdiction Of             File Number)            Identification No.)
     Incorporation)

        420 Lexington Avenue, Suite 450
             New York, New York                                        10170
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212)-584-4814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

         A one-for-ten reverse stock split is being effected as of August 9, 2007. On June 14, 2007, the stockholders of NeoStem, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio between one-for-three and one-for-ten shares in the event it was deemed necessary by the Company's Board of Directors in order to be accepted onto a securities exchange. On July 9, 2007, the Board of Directors authorized the reverse stock split at a ratio of one-for-ten shares. On August 8, 2007, the Company filed a Certificate of Amendment effective on August 9, 2007 at 10:00 a.m. in order to effect the one-for-ten reverse stock split. The split is intended to satisfy one of the listing requirements of the American Stock Exchange.

Item 8.01.  Other Events.

         On August 8, 2007, the Company completed the sale of 1,055,900 units at a price of $5.00 per unit pursuant to a best efforts public offering. A registration statement on Form SB-2A (File No. 333-142923) relating to these units was filed with the Securities and Exchange Commission and declared effective on July 16, 2007. Each unit consists of one share of common stock and one-half of a five year Class A warrant to purchase one-half a share of common stock at a price of $6.00 per share. Thus, 1,000 units consist of 1,000 shares of common stock and warrants to purchase 500 shares of common stock. Net proceeds to the Company are approximately $4.8 million.

         On August 8, 2007, subject to closing of the above sale and consummation of the reverse split, the American Stock Exchange accepted for listing the Company's common stock, units as described above, and Class A warrants under the symbols "NBS", "NBS.U", and "NBS.WS" respectively. Trading on the American Stock Exchange will commence on August 9, 2007.

Item 9.01.  Financial Statements and Exhibits

99.1  Press Release dated August 8, 2007.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEOSTEM, INC.



                              By:      /s/ Catherine M. Vaczy
                                       -----------------------------------
                                       Catherine M. Vaczy
                                       Vice President and General Counsel




Dated:  August 8, 2007